Exhibit 10.1

Owens-Brockway Glass Containers Inc.

Owens-Illinois, Inc.

3.00% Exchangeable Senior Notes due 2015

REGISTRATION RIGHTS AGREEMENT

May 7, 2010

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Deutsche Bank Securities Inc.

Citigroup Global Markets Inc.

Goldman, Sachs & Co.

As representatives of the several Initial Purchasers

named in Schedule I to the Purchase Agreement,

c/o Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, New York 10036

c/o Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

Owens-Brockway Glass Container Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the Initial Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) the Company’s 3.00% Exchangeable Senior Notes due 2015 (the “Notes”), guaranteed by certain guarantors and exchangeable based on common stock, par value $0.01 per share (“OI Inc. Common Stock”) of Owens-Illinois, Inc., a Delaware corporation (“OI Inc.”). As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Company and OI Inc. agree with the Initial Purchasers for the benefit of Holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

1.                                                        Definitions.

(a)                                  Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

“Additional Interest” has the meaning assigned thereto in Section 7(a).

“Affiliate” of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Automatic Shelf Registration Statement” shall mean a Shelf Registration Statement which shall become effective upon filing thereof pursuant to General Instruction I.D of Form S-3.

“Closing Date” has the meaning set forth in the Purchase Agreement.

“Commission” means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“DTC” means The Depository Trust Company.

“Effective Failure” has the meaning assigned thereto in Section 7(b).

“Effective Time” means the time at which the Commission declares the Shelf Registration Statement effective or at which the Shelf Registration Statement otherwise becomes effective or, in the case of designation of an Automatic Shelf Registration Statement as the Shelf Registration Statement, the date a Prospectus is first made available for use thereunder by the Holders.

“Effectiveness Period” has the meaning assigned thereto in Section 2(b)(i).

“Electing Holder” has the meaning assigned thereto in Section 3(a)(iii).

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“FINRA Rules” means the Conduct Rules of the Financial Industry Regulatory Authority, Inc., as amended from time to time.

“Fundamental Change” has the meaning set forth in the Indenture.

“Holder” means any person that is the record owner of Registrable Securities (and includes any person that has a beneficial interest in any Registrable Security in book-entry form).

“Indemnified Period” has the meaning assigned thereto in Section 5(a).

“Indenture” means the Indenture dated as of May 7, 2010, among the Company, the Guarantors, OI Inc. and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”), as amended and supplemented from time to time in accordance with its terms.

“Initial Purchasers” means the Initial Purchasers named in Schedule I to the Purchase Agreement.

“Managing Underwriters” means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, conducted pursuant to Section 6.

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Annex A.

“OI Inc. Common Stock” means OI Inc.’s common stock, par value $0.01 per share.

“person” means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or 430B under the Securities Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by OI Inc. under the Exchange Act and incorporated by reference therein and, to the extent applicable and permitted in connection with any transaction, any “issuer free writing prospectus,” as such term is defined in Rule 433 under the Securities Act.

“Purchase Agreement” means the purchase agreement, dated as of May 3, 2010, among the Company, the Guarantors named therein, OI Inc. and the Initial Purchasers relating to the Notes.

“Registrable Securities” means all shares of OI Inc. Common Stock issued or issuable upon exchange of the Notes; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

“Registration Default” has the meaning assigned thereto in Section 7(a).

“Restricted Security” means any share of OI Inc. Common Stock issuable or issued in exchange for the Notes, except any such shares of OI Inc. Common Stock which:

(i)                                     cease to be outstanding;

(ii)                                  have been sold or otherwise transferred pursuant to an effective registration statement;

(iii)                               have been sold pursuant to Rule 144 under the Securities Act (or any successor provision thereto); or

(iv)                              are eligible to be freely sold pursuant to Rule 144 under the Securities Act (or any successor provision).

“Rule 415” means Rule 415 promulgated pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

“Rules and Regulations” means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shelf Registration” means a registration effected pursuant to Section 2.

“Shelf Registration Statement” means a “shelf” registration statement filed under the Securities Act on Form S-3 or, if not then available to OI Inc., on another appropriate form, of OI Inc. pursuant to the provisions of Section 2 of this Agreement, providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415 and/or any similar rule that may be adopted by the Commission, filed by OI Inc. pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Suspension Period” has the meaning assigned thereto in Section 2(d).

“Trustee” shall have the meaning set forth in the Indenture.

“Underwriter” means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

(b)                                 Unless the context indicates otherwise, wherever there is a reference in this Agreement to a percentage of the “principal amount” of Notes, OI Inc. Common Stock shall be treated as representing the principal amount of Notes that was surrendered for exchange in order to receive the number of shares of OI Inc. Common Stock.

2.                                                        Shelf Registration.

(a)                                  OI Inc. shall, no later than 180 calendar days following the Closing Date:

(i)                                     file with the Commission a Shelf Registration Statement covering the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, if the Shelf Registration Statement is not an Automatic Shelf Registration Statement, shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act; or

(ii)                                  solely at its option, in lieu of filing a shelf registration statement and causing such registration statement to be declared effective as described in clause (i) above, designate, by means of an Officers’ Certificate (as defined in the Indenture), an existing Automatic Shelf Registration Statement as a Shelf Registration Statement able to be used for resales of the Registrable Securities.

In the event that OI Inc. exercises the option described in clause (ii) above (which it is not obligated to do), it shall be obligated to use its commercially reasonable efforts to prepare and file a supplement to the Prospectus, if necessary, to cover resales of the Registrable Securities by the Holders no later than 180 calendar days following the Closing Date.

Notwithstanding the foregoing, no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder is an Electing Holder.

(b)                                 OI Inc. shall use its commercially reasonable efforts:

(i)                                     to keep the Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by Holders for a period until the earliest of such time as all of the OI Inc. Common Stock issuable or issued in exchange for the Notes (1) cease to be outstanding; (2) have been sold or otherwise transferred pursuant to an effective registration statement; (3) have been sold pursuant to Rule 144 under the Securities Act (or any successor provision thereto); or (4) are eligible to freely be sold pursuant to Rule 144 under the Securities Act (or any successor provision) (such period being referred to herein as the “Effectiveness Period”);

(ii)                                  after the Effective Time of the Shelf Registration Statement, promptly upon the request of any Electing Holder of Registrable Securities, to take any action reasonably necessary to enable such Electing Holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such Electing Holder as a selling securityholder in the Shelf Registration Statement; and

(iii)                               if at any time the Notes, pursuant to Section 11.05 of the Indenture, are exchangeable based on securities other than OI Inc. Common Stock, to cause, or to cause any successor under the Indenture to cause such securities to be included in the Shelf Registration Statement or a replacement shelf registration statement no later than the date on which the Notes may then be exchangeable or convertible into such securities.

(c)                                  OI Inc. shall be deemed not to have used its commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if OI Inc. voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any of such Registrable Securities during that period, unless (i) OI Inc. is required by applicable law, or (ii) if the Chief Executive Officer or Chief Financial Officer of OI Inc. shall have determined in good faith that under circumstances related to acquisition or divestiture of assets, pending corporate developments, public filings with the Commission, or other similar events, it is in the best interests of OI Inc. to suspend the use of the Prospectus.

(d)                                 OI Inc. may suspend the use of the Prospectus for a period not to exceed 60 consecutive days or an aggregate of 120 days in any 12 month period (each, a “Suspension Period”) for the reasons set forth in 2(c) above if, prior to suspending such use, OI Inc. provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.

3.                                       Registration Procedures. In connection with the Shelf Registration Statement, the following provisions shall apply:

(a)                                  (i)                                     Prior to the 30th business day before the Effective Time of the Shelf Registration Statement, or, if an existing shelf registration statement is being used, the 30th business day prior to the filing of the initial supplemental Prospectus relating to the OI Inc. Common Stock issuable upon exchange of the Notes, OI Inc. shall deliver the Notice and Questionnaire to the Holders of Registrable Securities, it being understood and agreed that no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement, and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein (which deadline shall be at least 10 business days prior to the effectiveness of the shelf registration statement or, if an existing shelf registration statement is being used, the 10th business day prior to the filing of the initial prospectus supplement relating to the OI Inc. Common Stock issuable upon exchange of the Notes) and provided any other information reasonably requested by the Company or OI Inc.;

(ii)                                  After the Effective Time of the Shelf Registration Statement, OI Inc. shall, upon the request of any Holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such Holder.  OI Inc. shall not be required to take any action to name such Holder as a selling securityholder in the Shelf Registration Statement or to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities until such Holder has returned a completed and signed Notice and Questionnaire to OI Inc.; provided, however, that if reasonably requested by any Electing Holder of Registrable Securities covered by a Shelf Registration Statement (provided that such Holder has completed and returned to OI Inc. a Notice and Questionnaire and provided such additional information as may be reasonably requested by the Company or OI Inc.), (1) as promptly as practicable, but in any event within 20 business days of receipt, OI Inc. shall incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein; and (2) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the OI Inc. has received notification of the matters to be incorporated in such filing; provided that prior to April 1, 2015 and except for during any six-month period following the occurrence of a Fundamental Change, OI Inc. shall not be obligated to make more than one filing, be it an amendment or supplement, in any six month period, and on and after April 1, 2015 or during the six-month period following the occurrence of a Fundamental Change, OI Inc. shall not be obligated to make more than one filing, be it an amendment or supplement, in any 30 day period. If a Notice and Questionnaire is delivered to OI Inc. during a Suspension Period, OI Inc. shall not be obligated to take actions to name the Holder delivering such Notice and Questionnaire as a selling security holder in the Shelf Registration Statement until the termination of such Suspension Period.

(iii)                               The term “Electing Holder” shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to OI Inc. in accordance with Section 3(a)(i) or 3(a)(ii).

(b)                                 OI Inc. shall furnish to the Trustee for delivery to each Electing Holder, as soon as reasonably practicable prior to the Effective Time, a sufficient number of copies of the Shelf Registration Statement initially filed with the Commission, and shall furnish to the Trustee for delivery to each such Holder, prior to the filing thereof with the Commission, sufficient copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein (but not including any reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement other than any report naming an Electing Holder as a selling securityholder) and shall use its reasonable best efforts to reflect in each such document, at the Effective Time or when so filed with the Commission, as the case may be, such comments as such Holders and their respective counsel reasonably may propose.

(c)                                  OI Inc. shall promptly take such action as may be necessary so that:

(i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus forming a part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the Rules and Regulations;

(ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(iii) each of the Prospectus forming a part of the Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)                                 OI Inc. shall promptly advise the Trustee, and shall confirm such advice in writing if so requested by the Trustee:

(i)                                     when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when a Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii)                                  of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information;

(iii)                               of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for either such purpose;

(iv)                              of the receipt by OI Inc. of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

(v)                                 of the happening of any event or the existence of any state of facts that requires the making of any changes in the Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to such Holders to suspend the use of the Prospectus until the requisite changes have been made, which notice need not specify the nature of the event giving rise to such suspension).

(e)                                  OI Inc. shall use its reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement that would prevent this use.

(f)                                    OI Inc. shall furnish to the Trustee for delivery to each Electing Holder, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such Electing Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

(g)                                 OI Inc. shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including, without limitation, each preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and OI Inc. consents (except during a Suspension Period or during the continuance of any event described in Section 3(d)(v)) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

(h)                                 Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, OI Inc. shall:

(i)                                     register or qualify or cooperate with the Electing Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Electing Holder may reasonably request;

(ii)                                  keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement; and

(iii)                               take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities;

provided, however, that in no event shall OI Inc. be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h) or (B) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject.

(i)                                     Unless any Registrable Securities shall be in book-entry only form, OI Inc. shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.

(j)                                     Upon the occurrence of any fact or event contemplated by Section 3(d)(v), OI Inc. shall promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document with the Commission so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If OI Inc. notifies the Trustee of the occurrence of any fact or event contemplated by Section 3(d)(v), the Electing Holder shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

(k)                                  OI Inc. shall use its reasonable best efforts to comply with all applicable Rules and Regulations in all material respects, and to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by OI Inc. with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earning statement of OI Inc. its subsidiaries complying with Section 11(a) of the Securities Act and the applicable Rules and Regulations (including, at the option of OI Inc., Rule 158).

(l)                                     In the event of an underwritten offering conducted pursuant to Section 6, OI Inc. shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Managing Underwriters reasonably agree should be included therein and to which OI Inc. does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

(m)                               OI Inc. shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering conducted pursuant to Section 6) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 with respect to all parties to be indemnified pursuant to Section 5.

(n)                                                  OI Inc. shall:

(i)                                     (A) make reasonably available for inspection by the Electing Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney, accountant or other agent retained by such Electing Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of OI Inc. and its subsidiaries, and (B) cause OI Inc.’s officers, directors and employees to supply all information reasonably requested by such Electing Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by OI Inc., in good faith, as confidential shall be kept confidential by such Electing Holders and any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt OI Inc.’s conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of the Electing Holders and other parties;

(ii)                                  in connection with any underwritten offering conducted pursuant to Section 6, make such representations and warranties to the Electing Holders participating in such underwritten offering and to the Managing Underwriters, in form, substance and scope as are customarily made by OI Inc. to underwriters in primary underwritten offerings of equity and exchangeable or convertible debt securities, provided, that in no event shall the representations and warranties be broader then those set forth in the Purchase Agreement, other than appropriate changes to reflect changed circumstances or changed legal requirements;

(iii)                               in connection with any underwritten offering conducted pursuant to Section 6, obtain opinions of counsel to OI Inc. (which counsel and opinions (in form, scope and substance) shall be consistent with the opinions of counsel of OI Inc. delivered in underwritten public offerings and be reasonably satisfactory to the Managing Underwriters) addressed to each Electing Holder participating in such underwritten offering and each underwriter, covering such matters as are customarily covered in opinions requested in primary underwritten offerings of equity and exchangeable or convertible debt securities and such other matters as may be reasonably requested by such Electing Holders and underwriters (it being agreed that the matters to be covered by such opinions shall include, without limitation, as of the date of the opinion and as of the Effective Time of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from the Shelf Registration Statement and the Prospectus, including, without limitation, the documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein (in the case of the Prospectus, in light of the circumstances in which they were made) or necessary to make the statements therein not misleading;

(iv)                              in connection with any underwritten offering conducted pursuant to Section 6, obtain “cold comfort” letters and updates thereof from the independent public accountants of OI Inc. (and, if necessary, from the independent public accountants of any subsidiary of OI Inc. or of any business acquired by OI Inc. for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each Electing Holder participating in such underwritten offering (if such Electing Holder has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed) and each underwriter, in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with primary underwritten offerings;

(v)                                 in connection with any underwritten offering conducted pursuant to Section 6, deliver such documents and certificates as may be reasonably requested by any Electing Holders participating in such underwritten offering and the Managing Underwriters, if any, including, without limitation, certificates to evidence compliance with Section 3(i) and with any conditions contained in the underwriting agreement or other agreements entered into by OI Inc.; provided that in no event shall OI Inc. or any of its officers and directors be required to enter into any agreements not to offer or sell OI Inc. Common Stock or other securities (i.e., “lock-up letters”).

(o)                                 OI Inc. will use its reasonable best efforts to cause the OI Inc. Common Stock issuable upon exchange of the Notes to be listed on the New York Stock Exchange or other stock exchange or trading system on which the OI Inc. Common Stock primarily trades on or prior to the Effective Time of the Shelf Registration Statement.

(p)                                 In the event that any broker dealer registered under the Exchange Act shall be an “affiliate” (as defined in Rule 2720(f)(1) of the FINRA Rules (or any successor provision thereto)) of OI Inc. or has a “conflict of interest” (as defined in Rule 2720(f)(5) of the FINRA Rules (or any successor provision thereto)) and such broker dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Shelf Registration Statement, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, OI Inc. shall assist such broker dealer in complying with the requirements of the FINRA Rules, including, without limitation, by:

(A)                              engaging a “qualified independent underwriter” (as defined in Rule 2720(f)(12) of the FINRA Rules (or any successor provision thereto)) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Registrable Securities;

(B)                                indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5, and

(C)                                providing such information to such broker dealer as may be required in order for such broker-dealer to comply with the requirements of the FINRA Rules.

(q)                                 OI Inc. shall use its commercially reasonable efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

(r)                                    Notwithstanding any provision of this Section 3 to the contrary, OI Inc. shall not be required to amend or supplement the Shelf Registration Statement during a Suspension Period.

4.                                       Registration Expenses. Except as otherwise provided in Section 3, OI Inc. shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 6 and shall pay or reimburse the Electing Holders for the reasonable fees and disbursements of a single counsel selected by a plurality of all Electing Holders who own an aggregate of not less than 25% of the Registrable Securities covered by the Shelf Registration Statement to act as counsel therefore in connection therewith. Each Electing Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Electing Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

5.                                       Indemnification and Contribution.

(a)                                  Indemnification by the Company and OI Inc. Upon the registration of the Registrable Securities pursuant to Section 2, the Company and OI Inc., jointly and severally, shall indemnify and hold harmless the Initial Purchasers, each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors, employees, agents and each person who controls such Initial Purchaser, Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an “Indemnified Person “) against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act, any Prospectus contained therein or furnished by OI Inc. to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company and OI Inc. hereby, jointly and severally agree, to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor OI Inc. shall be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to OI Inc. by such Indemnified Person expressly for use therein.

(b)                                 Indemnification by the Electing Holders and any Agents and Underwriters. Each Electing Holder agrees, as a consequence of the inclusion of any of such Electing Holder’s

Registrable Securities in such Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to:

(i) indemnify and hold harmless the Company, OI Inc. and their respective directors, officers who sign any Shelf Registration Statement, employees, agents and each person, if any, who controls either the Company or OI Inc. within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or OI Inc. or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to OI Inc. by such Electing Holder, underwriter, selling agent or other securities professional expressly for use therein; and

(ii) reimburse the Company or OI Inc., as applicable, for any legal or other expenses reasonably incurred by the Company or OI Inc. in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)                                  Notices of Claims, Etc. Promptly after receipt by an indemnified party under Section 5(a) or (b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 5(a) or (b).  The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (1) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Initial Purchasers and all persons, if any, who control any Initial Purchasers within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (2) the fees and expenses of more than one separate firm (in addition to any local counsel) for Company, OI Inc. and their respective directors, officers who sign any Shelf Registration Statement, employees, agents and each person, if any, who controls either the Company or OI Inc. within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and (3) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)                                 Contribution. If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under Section 5(a) or (b) in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Initial Purchasers, Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

(e)                                  Notwithstanding any other provision of this Section 5, in no event will:

(i) any Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder’s Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act; and

(ii) any underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

(f)                                    The obligations of the Company and OI Inc. under this Section 5 shall be in addition to any liability which the Company or OI Inc. may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 5 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company or OI Inc. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

6.                                       Underwritten Offering. Any Holder of Registrable Securities who desires to do so may sell Registrable Securities (in whole or in part) in an underwritten offering; provided that (i) the Electing Holders of at least 33-1/3% of the Registrable Securities then covered by the Shelf Registration Statement shall request such an offering and (ii) at least such amount of such Registrable Securities shall be included in such offering; and provided further that OI Inc. shall not be obligated to cooperate with more than one underwritten offering during the Effectiveness Period. Upon receipt of such a request, OI Inc. shall provide all Holders of Registrable Securities written notice of the request, which notice shall inform such Holders that they have the opportunity to participate in the offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto (including the size of the offering) will be approved by, the holders of a majority of the Registrable Securities to be included in such offering; provided, however, that such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to OI Inc. No Holder may participate in any underwritten offering contemplated hereby unless (a) such Holder agrees to sell such Holder’s Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements, (b) such Holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, and (c) if such Holder is not then an Electing Holder, such Holder returns a completed and signed Notice and Questionnaire to OI Inc. in accordance with Section 3(a)(ii) within a reasonable amount of time before such underwritten offering. The Holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions and fees and, subject to Section 4, expenses of their own counsel. The Company or OI Inc. shall pay all expenses customarily borne by issuers in an underwritten offering, including, but not limited to, filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering. Notwithstanding the foregoing or the provisions of Section 3(l), upon receipt of a request from the Managing Underwriter or a representative of holders of a majority of the Registrable Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, OI Inc. may delay the filing of any such amendment or supplement for up to 60 days if the Board of Directors or the Chief Executive Officer or Chief Financial Officer of OI Inc. shall have determined in good faith that OI Inc. has a bona fide business reason for such delay.

7.                                       Additional Interest.

(a)                                  Notwithstanding any postponement of effectiveness pursuant to Section 2(a):

(i)                                     if on or prior to the 180th calendar day following the Closing Date, a Shelf Registration Statement has not been filed with the Commission and OI Inc. has not exercised its option under Section 2(a)(2) to designate by means of an Officers’ Certificate (as defined in the Indenture) an Automatic Shelf Registration Statement as a Shelf Registration Statement able to be used for resales of the Registrable Securities, and if the Shelf Registration Statement is not an Automatic Shelf Registration Statement, such Shelf Registration Statement is not declared effective by the Commission; or

(ii)                                  if an Automatic Shelf Registration Statement has been designated by OI Inc. solely at its option and in the manner set forth in Section 2(a)(2) and on or prior to the 180th calendar day following the Closing Date, OI Inc. has not prepared and filed with the Commission a supplement to the Prospectus to cover resales of the Registrable Securities, if necessary; or

(iii)                               if after the Effective Time of the Shelf Registration Statement any Holder of Registrable Securities that is not then an Electing Holder has returned a completed and signed Notice and Questionnaire to OI Inc. and provided such additional information as may be reasonably requested by the Company or OI Inc., subject to the exceptions set forth in Section 3(a)(ii), OI Inc. has not within 20 business days of receipt incorporated in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and made all required filings of such Prospectus supplement or such post-effective amendment as soon as the OI Inc. has received notification of the matters to be incorporated in such filing (each of clauses (i), (ii) and (iii), a “Registration Default”), the Company shall be required to pay additional interest (“Additional Interest”), from and including the day following such Registration Default until such Shelf Registration Statement or supplement to the Prospectus is either so filed or so filed and subsequently declared effective, as applicable, at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of the Notes, to, and including, the 90th day following such Registration Default and one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default.

(b)                                 In the event that the Shelf Registration Statement ceases to be effective (without being succeeded immediately by an additional Shelf Registration Statement that is filed and immediately becomes effective) or usable other than as a result of a Suspension Period (or the

Holders of Registrable Securities are otherwise prevented or restricted by OI Inc. from effecting sales pursuant thereto) (an “Effective Failure”) for more than 10 business days and OI Inc. does not restore effectiveness or OI Inc. does not terminate a Suspension Period by the 60th consecutive day or if suspension exceeds 120 days in any 12 month period, then the Company shall pay Additional Interest at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of the Notes from, and including, the day that such Shelf Registration Statement ceases to be effective (or the Holders of Registrable Securities are otherwise prevented or restricted by OI Inc. from effecting sales pursuant thereto) or on the 61st or 121st day, as the case may be, in the case of a Suspension Period, for a period of 90 days, and thereafter shall pay Additional Interest at a rate per annum equal to an additional one-half of one percent (0.50%), until the earlier of (1) the time the Shelf Registration Statement again becomes effective or the Holders of Registrable Securities are again able to make sales under the Shelf Registration Statement or (2) the time the Effectiveness Period expires. For the purpose of determining an Effective Failure, days on which the Company has been obligated to pay Additional Interest in accordance with the foregoing in respect of a prior Effective Failure within the applicable period, as the case may be, shall not be included.

(c)                                  Any amounts to be paid as Additional Interest pursuant to Section 7(a) or (b) shall be paid in cash quarterly in arrears, with the first quarterly payment due on the first Interest Payment Date (as defined in the Indenture), as applicable, following the date of such Registration Default or Effective Failure, as applicable. Such Additional Interest will accrue in respect of the Notes at the rates set forth in Section 7(a) or (b), as applicable, on the principal amount of the Notes.

(d)                                 The Additional Interest as set forth in this Section 7 shall be the exclusive monetary remedy available to the Holders of Registrable Securities for such Registration Default or Effective Failure. In no event shall the Company be required to pay Additional Interest in excess of the applicable maximum amount of one half of one percent (0.50%) set forth above, regardless of whether one or multiple Registration Defaults or Effective Failures exist.

Notwithstanding any provision in this Agreement, in no event shall Additional Interest accrue to holders of OI Inc. Common Stock issued upon exchange of Notes. If a holder of Notes exchanges all or a portion of its Notes at a time when such Registration Default or Effective Failure has occurred and is continuing, the Company shall increase the Exchange Rate (as defined in the Indenture) by 3% for each $1,000 principal amount of Notes exchanged; provided, however, that (i) the foregoing adjustment shall not be applied more than once to the same $1,000 principal amount of Notes and (ii) if a Registration Default occurs after a Holder has exchanged its Notes into OI Inc. Common Stock, such Holder shall not be entitled to any compensation with respect to such OI Inc. Common Stock

8.                                       Miscellaneous.

(a)                                  Other Registration Rights. OI Inc. may grant registration rights that would permit any person that is a third party the right to piggy-back on any Shelf Registration Statement, provided that if the Managing Underwriter of any underwritten offering conducted pursuant to Section 6 notifies OI Inc. and the Electing Holders that the total amount of securities which the Electing Holders and the holders of such piggy-back rights intend to include in any Shelf

Registration Statement is so large as to materially threaten the success of such offering (including the price at which such securities can be sold), then the amount, number or kind of securities to be offered for the account of holders of such piggy-back rights will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number and kind recommended by the Managing Underwriter prior to any reduction in the amount of Registrable Securities to be included in such Shelf Registration Statement.

(b)                                 Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if OI Inc. or the Company fails to perform any of its obligations hereunder and that the Initial Purchasers and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Initial Purchasers and such Holders, in addition to any other remedy to which they may be entitled at law or in equity and without limiting the remedies available to the Electing Holders under Section 7, shall be entitled to compel specific performance of the obligations of OI Inc. and the Company under this Registration Rights Agreement in accordance with the terms and conditions of this Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

(c)                                  Amendments and Waivers. This Agreement, including this Section 8(c), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by OI Inc. and the Holders of at least a majority of Registrable Securities then outstanding and holders of at least a majority in aggregate principal amount of the outstanding Notes.  Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 8(c), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder; provided, however, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 7 shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.

(d)                                 Notices. Unless otherwise specified herein, all notices and other communications provided for or permitted hereunder shall be given as provided in the Indenture. For so long as the Notes are in Book Entry Form, and as permitted by the DTC, all notices, reports and other documents to the Holders shall be delivered through the facilities of the DTC by the Trustee.

(e)                                  Parties in Interest. The parties to this Agreement intend that all Holders of Registrable Securities and holders of the Notes that may be exchangeable for Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

(f)                                    Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g)                                 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)                                 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE COURT IN THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING IN NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(i)                                     Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

(j)                                     Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer, employee or partner of such Holder, any agent or underwriter, any director, officer, employee, agent or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

[signature pages follow]

Please confirm that the foregoing correctly sets forth the agreement between the Company, OI Inc. and you.

Very truly yours,

OWENS-BROCKWAY GLASS CONTAINER INC.

By:
Name:
Title:

OWENS-ILLINOIS, INC.

By:
Name:
Title:

[Registration Rights Agreement]

Accepted as of the date first written above:

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

DEUTSCHE BANK SECURITIES INC.

CITIGROUP GLOBAL MARKETS INC.

GOLDMAN, SACHS & CO.

on behalf of each of the Initial Purchasers

By: Merrill Lynch, Pierce, Fenner & Smith

Incorporated

By:
Name:
Title:

By: Deutsche Bank Securities Inc.

By:
Name:
Title:

By:
Name:
Title:

By: Citigroup Global Markets Inc.

By:
Name:
Title:

By:
(Goldman, Sachs & Co.)

[Registration Rights Agreement]

ANNEX A

Owens-Illinois, Inc.

Owens-Brockway Glass Containers Inc.

INSTRUCTION TO DTC PARTICIPANTS

(Date of Mailing)

URGENT - IMMEDIATE ATTENTION REQUESTED

DEADLINE FOR RESPONSE: [DATE]

The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in Owen-Brockway Glass Containers Inc. (the “Company”)’s 3.00% Exchangeable Senior Notes due 2015 (the “Notes”) are held.

Owens-Illinois, Inc. (“OI Inc.”) is in the process of registering the shares of common stock, par value $0.01 per share, of OI Inc. (the “OI Inc. Common Stock”) under the Securities Act of 1933, as amended, for resale by the beneficial owners thereof. In order to have their shares of OI Inc. Common Stock included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

It is important that beneficial owners of the Notes (and the shares of OI Inc. Common Stock into which the Notes are exchangeable) receive a copy of the enclosed materials as soon as possible as their rights to have shares of OI Inc. Common Stock included in the registration statement depend upon their returning the Notice and Questionnaire by [ Deadline for response ] . Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Notes through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact Owens-Illinois, Inc., [One O-I Plaza, One Michael Owens Way, Perrysburg, OH 43551, Attention:  Investor Relations].

NOTICE OF REGISTRATION STATEMENT

AND

SELLING SECURITYHOLDER QUESTIONNAIRE

Owens-Illinois, Inc. (“OI Inc.”) has filed, or intends to file, with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the shares of common stock of OI Inc., par value $0.01 per share (the “OI Inc. Common Stock”), issuable upon exchange, if any, of the 3.00% Exchangeable Senior Notes due 2015 (the “Notes”) of Owens-Brockway Glass Container Inc. (“Owens-Brockway Glass Container”), in accordance with the Registration Rights Agreement, dated as of May 7, 2010 (the “Registration Rights Agreement”), among  OI Inc., Owens-Brockway Glass Container and the Initial Purchasers named therein.  A copy of the Registration Rights Agreement is available upon request from OI Inc. at the address set forth below.

All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

In order to have Registrable Securities included in the Shelf Registration Statement (or, if applicable, a supplement or amendment thereto), this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to OI Inc. at the address set forth herein for receipt ON OR BEFORE           , 2010. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in a prospectus or prospectus supplement forming a part of the Shelf Registration Statement and (ii) may not use the prospectus or prospectus supplement forming a part of the Shelf Registration Statement for resales of Registrable Securities unless and until named therein.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related prospectus or prospectus supplement. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related prospectus or prospectus supplement.

The term “Registrable Securities” is defined in the Registration Rights Agreement to mean any shares of OI Inc. Common Stock issuable or issued in exchange for the Notes, except any such shares of OI Inc. Common Stock which (i) cease to be outstanding, (ii) have been sold or otherwise transferred pursuant to an effective registration statement, (iii) have been sold pursuant to Rule 144 under the 1933 Act (or any successor provision thereto) or (iv) are eligible to be freely sold pursuant to Rule 144 under the Securities Act (or any successor provision).

ELECTION

The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement as if the undersigned Selling Securityholder were an original party thereto.

Pursuant to the Registration Rights Agreement, the Selling Securityholder has agreed to indemnify and hold harmless OI Inc., Owens-Brockway Glass Container, the Guarantors named therein, the Initial Purchasers and the other selling Holders, and each of their respective directors, officers who sign the Registration Statement and each Person, if any, who controls OI Inc., Owens-Brockway Glass Container, the Guarantors named therein, any Initial Purchasers and any other selling Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against losses arising in connection with information relating to such Selling

Securityholder included in any Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon information provided by such Selling Securityholder in this Notice and Questionnaire.

Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to OI Inc. and the Trustee the Notice of Transfer (completed and signed) set forth in Exhibit 1 to this Notice and Questionnaire.

The Selling Securityholder hereby provides the following information to OI Inc. and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

(1)

(a) Full Legal Name of Selling Securityholder:

(b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item (3) Below:

(c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in Item (3) Below are Held:

(2) Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

(3) Beneficial Ownership of Securities:

Except as set forth below in this Item (3), the undersigned Selling Securityholder does not beneficially own any Notes or shares of OI Inc. Common Stock issued upon exchange of any Notes.

(a) Principal amount of Notes beneficially owned:

CUSIP No(s). of such Notes:

Number of shares of OI Inc. Common Stock (if any) issued upon exchange:

(b) Number of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:

CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:

(4) Beneficial Ownership of other securities of OI Inc. and Owens-Brockway Glass Container:

Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any shares of OI Inc. Common Stock or any other securities of OI Inc. or Owens-Brockway Glass Container, other than the Notes and shares of OI Inc. Common Stock listed above in Item (3).

State any exceptions here:

(5) Relationships with OI Inc. or Owens-Brockway Glass Container:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with OI Inc. or Owens-Brockway Glass Container (or their respective predecessors or affiliates) during the past three years.

State any exceptions here:

(6) Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for the underwriting discounts or commissions or agents’ commissions and their professional fees. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities. In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of OI Inc. The Selling Securityholder agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

State any exceptions here:

Note: In no event may the method(s) of distribution take the form of an underwritten offering of Registrable Securities without the prior agreement of OI Inc.

ACKNOWLEDGEMENTS

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the prospectus delivery and other provisions of the 1933 Act and the 1934 Act and the rules and regulations thereunder, particularly Regulation M. The Selling Securityholder agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to OI Inc., the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by OI Inc. in connection with the preparation of the prospectus or prospectus supplement forming a part of the Shelf Registration Statement. The Selling Securityholder agrees not to, directly or indirectly, engage in any hedging transaction with regard to the securities or the OI Inc. Common Stock issuable upon exchange of the securities except as permitted by the Securities Act.

In accordance with the Selling Securityholder’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify OI Inc. of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i) To OI Inc.:

Owens-Illinois, Inc.

One O-I Plaza

One Michael Owens Way

Perrysburg, OH 43551

Attention:  General Counsel

(ii) With a copy to:

Latham & Watkins LLP

99 Bishopgate

London EC2M 3XF

United Kingdom

Attention: Tracy Edmonson

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by OI Inc., the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of OI Inc. and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above). This Agreement shall be governed, and construed in accordance with, in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Selling Securityholder
(Print/type full legal name of beneficial owner of
Registrable Securities)

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED

NOTICE AND QUESTIONNAIRE TO

OI INC. AT:

Owens-Illinois, Inc.

One O-I Plaza

One Michael Owens Way

Perrysburg, OH 43551

Attention:  General Counsel

Telephone: +1-567-336-5000

PLEASE ALSO RETURN A COPY OF THE COMPLETED AND EXECUTED

NOTICE AND QUESTIONNAIRE TO

LATHAM & WATKINS LLP AT:

Latham & Watkins LLP

99 Bishopgate

London EC2M 3XF

United Kingdom

Attention: Tracy Edmonson

Exhibit 1

to Annex A

NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Owens-Illinois, Inc.

One O-I Plaza

One Michael Owens Way

Perrysburg, OH 43551

Telephone: +1-567-336-5000
Attention:  Investor Relations

U.S. Bank National Association

60 Livingston Avenue

EP-MN-WS3C

St. Paul, MN 55107-1419

Attention: Corporate Trust Services

Re: Owens-Brockway Glass Container Inc. (“Owens-Brockway Glass Container”) and Owens-Illinois, Inc. (the “OI Inc.”)

Common stock, par value $0.01 per share (the “OI Inc. Common Stock”) of OI Inc.

Dear Sirs:

Please be advised that                              has transferred                              of the above-referenced shares of the OI Inc. Common Stock, issued in exchange for 3.00% Exchangeable Senior Notes due 2015 of Owens-Brockway Glass Container, pursuant to an effective Registration Statement on Form S-3 (File No. 333-                           ) filed by OI Inc.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the OI Inc. Common Stock is named as a selling securityholder in the Prospectus dated                                , [              ], or in amendments or supplements thereto, and that the number of shares of OI Inc. Common Stock transferred are [a portion of] the shares of OI Inc. Common Stock listed in such Prospectus as amended or supplemented opposite such owner’s name.

Dated:

Very truly yours,

(Name)

By:
(Authorized Signature)